                                                                   Exhibit 10.44


  SCHEDULE TO FORM OF OCWEN LEASE AGREEMENT FILED PURSUANT TO INSTRUCTION 2 TO
                         ITEM 601(a) OF REGULATION S-K


                         Dated As Of            Landlord              Fee Title Acquired From     Facility
-----------------------------------------------------------------------------------------------------------------------
Medina, OH               December 31, 1997      Medina ALF, Inc.      C. R. Medina II             80 units

Shippensburg, PA         March 31, 1998         Shippensburg ALF,     William A. Swope and        60 units
                                                Inc.                  Pauline L. Swope

Centerville, OH          March 31, 1998         Centerville ALF,      Edna Lucas, Frances         106 units
                                                Inc.                  Pauline Griffith, Erma
                                                                      Gebhart, Chester Hugh
                                                                      Lucas and Clarence Dale
                                                                      Lucas

                         Lease Rate      Umbrella Excess       Component Of     Letter Of Credit   Maximum Working
                                         Liability Insurance   Letter Of        Maximum Amount     Capital Amount
                                                               Credit Amount
-----------------------------------------------------------------------------------------------------------------------
Medina, OH               9.125%          $5,000,000            $505,000         $750,000           $150,000

Shippensburg, PA         8.875%          $10,000,000           $387,000         $625,000           $130,000

Centerville, OH          8.875%          $10,000,000           $824,000         $1,250,000         $300,000

                         Amount Permitted To    Aggregate Limit Of     Governing Law
                         Be Used For Start Up   Requests For
                         Costs                  Additional Working
                                                Capital
---------------------------------------------------------------------------------------------------
Medina, OH               $200,000               $50,000                State of Ohio

Shippensburg, PA         $200,000               $30,000                Commonwealth of
                                                                       Pennsylvania

Centerville, OH          $300,000               $50,000                State of Ohio